                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                                  May 25, 1999



                        VOICESTREAM WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Washington
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            000-25441                                91-1956183
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)



                             3650 131st Avenue SE
                               Bellevue, WA 98006
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 653-4600
                                                           --------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

    Sale of Senior Debentures to Nortel Networks Inc.

        Nortel Networks Inc. ("Nortel") purchased $400 million of 12% Series A Senior Debentures Due 2011 (the "Senior Debentures") from VoiceStream Wireless Corporation ("VoiceStream") in May 1999 pursuant to an indenture between VoiceStream and Harris Trust Company of California. The Senior Debentures are limited in aggregate principal amount to $400 million and will mature on May 15, 2011. Interest on the Senior Debentures accrues at 12% per annum and is payable semiannually in arrears on November 15 and May 15 of each year. On or prior to May 15, 2004, VoiceStream has the option to pay interest in cash or by issuance of additional senior notes in the aggregate principal amount equal to the amount of such interest.

        On or after May 15, 2004, the Senior Debentures are subject to redemption at the option of VoiceStream, in whole or in part, at the redemption prices set forth below plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on May 15 of the years indicated below:

                      YEAR                         PERCENTAGE
                      ----                         ----------
                      2004                         106.000%
                      2005                         104.500%
                      2006                         103.000%
                      2007                         101.500%
                      2008 and thereafter          100.000%

        In addition, at any time prior to May 15, 2002, VoiceStream may redeem with the proceeds of a public equity offering or strategic equity investment up to 35% of the aggregate principal amount of the Senior Debentures, plus accrued and unpaid interest thereon, if any, to the date of redemption, provided that at least $260 million in aggregate principal amount of the Senior Debentures remains outstanding immediately after such redemption.

        The indenture relating to the Senior Debentures contains certain restrictive covenants which impose limitations on the operations and activities of VoiceStream and its subsidiaries, including, but not limited to, limitations on incurrence of additional indebtedness, issuance of preferred stock and distributions and transfers by subsidiaries, creation of liens, disposition of assets, transactions with affiliates and certain investments and transactions.

        The indenture relating to the Senior Debentures provides that (a) if within 120 days from the original issuance of the Senior Debentures VoiceStream consummates any Debt Offering (as defined in the indenture), and (b) if VoiceStream delivers to Nortel an opinion of a reputable investment banking firm to the effect that, taken as a whole, the covenants and events of default governing the debt securities offered are not less favorable than the covenants and events of default governing the Senior Debentures, then the covenants and events of default governing the

Senior Debentures shall be replaced with the covenants and events of default governing the debt securities offered.

        The Purchase Agreement by and between VoiceStream and Nortel, dated May 14, 1999, is attached hereto as Exhibit 4.3. The Debenture Exchange and Registration Rights Agreement by and between VoiceStream and Nortel, dated May 14, 1999, is attached hereto as Exhibit 4.4. The Indenture by and between VoiceStream and Harris Trust Company, dated May 14, 1999, is attached hereto as
Exhibit 4.5.

        Amendment No. 6 to PCS 1900 Project and Supply Agreement

    On May 14, 1999, VoiceStream entered into Amendment No. 6 to PCS 1900 Project and Supply Agreement with Nortel Networks Inc. (the "Amendment"), a copy of which is attached hereto as Exhibit 10.46. The Amendment and the underlying agreement relate to the purchase and license of PCS cell-site and switching systems and equipment, which includes hardware, software and related products and services. Under the agreement, as amended, VoiceStream has committed to purchase and license hardware, software and related products and services from Nortel Networks Inc.

    On April 9, 1999, VoiceStream Wireless Corporation (formerly known as Western PCS Corporation, a Delaware corporation ("WPCS")), merged with and into VoiceStream, a Washington corporation, in order to effect a reincorporation of WPCS in Washington State and, accordingly, VoiceStream succeeded to all of WPCS's rights and obligations under the agreement to which the Amendment relates. WPCS was formerly an 80.1% subsidiary of Western Wireless Corporation ("Western"). On May 3, 1999, VoiceStream legally separated from Western's other operations in a tax-free spin-off. Western has previously filed: (a) the underlying agreement, the PCS 190 Project and Supply Agreement dated June 30, 1995, by and between Western PCS Corporation and Nortel's predecessor (the "Agreement"), with the Securities and Exchange Commission ("Commission") as
Exhibit 10.2 to Western's registration statement on Form S-1 (Commission Filing No. 333-2432); (b) Amendment Nos. 1 and 2 to the Agreement, dated July 25, 1996 and October 25, 1996, respectively, with the Commission as Exhibits 10.43 and 10.44, respectively, to Western's registration statement on Form S-4 (Commission File No. 333-14859); (c) Amendment No. 3 to the Agreement, dated October 14, 1996, with the Commission as Exhibit 10.42 to Western's Form 10-K for fiscal year 1996 (Commission File No. 000-28160); and (d) Amendment No. 4 to the Agreement, dated March 26, 1998, with the Commission as Exhibit 10.70 to Western's Form 10-Q/A for quarter ended June 30, 1998 (Commission File No. 000-28160). VoiceStream filed Amendment No. 5 to the Agreement, dated September 17, 1998, with the Commission as Exhibit 10.30 to VoiceStream's registration statement on Form 10 (Commission File No. 000-25441).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits.

               4.3    Purchase Agreement by and between VoiceStream Wireless
                      Corporation and Nortel Networks Inc., dated May 14, 1999, relating to 12% Series A Senior Debentures due 2011

               4.4 Debenture Exchange and Registration Rights Agreement by and between VoiceStream Wireless Corporation and Nortel
                      Networks Inc., dated May 14, 1999, relating to 12% Series
                      A Senior Debentures due 2011

               4.5 Indenture by and between VoiceStream Wireless Corporation and Harris Trust Company, dated May 14, 1999, relating to
                      12% Series A Senior Debentures due 2011 and 12% Senior
                      Debentures due 2011

               10.46 Amendment No. 6 to PCS 1900 Project and Supply Agreement by and between VoiceStream Wireless Corporation and Nortel
                      Networks Inc.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VOICESTREAM WIRELESS CORPORATION

                                        Dated:  May 25, 1999

                                        By  /s/ Alan R. Bender
                                        ---------------------------------------
                                        Alan R. Bender
                                        Executive Vice President,
                                        General Counsel and Secretary

                                  EXHIBIT INDEX

Number      Description
------      -----------
 4.3        Purchase Agreement by and between VoiceStream Wireless Corporation and Nortel Networks Inc., dated May 14, 1999, relating to 12% Series
            A Senior Debentures due 2011

 4.4        Debenture Exchange and Registration Rights Agreement by and between
            VoiceStream Wireless Corporation and Nortel Networks Inc., dated May
            14, 1999, relating to 12% Series A Senior Debentures due 2011

 4.5        Indenture by and between VoiceStream Wireless Corporation and Harris
            Trust Company, dated May 14, 1999, relating to 12% Series A Senior
            Debentures due 2011 and 12% Senior Debentures due 2011

10.46 Amendment No. 6 to PCS 1900 Project and Supply Agreement by and between VoiceStream Wireless Corporation and Nortel Networks Inc.